UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 28, 2011
Date of Report (Date of earliest event reported)

The Hershey Company
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-183	23-0691590
(Commission File Number)	(IRS Employer Identification No.)

100 Crystal A Drive, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (717) 534-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Director.

LeRoy S. Zimmerman retired from the Board of Directors of The Hershey Company (the “Company”) effective as of the election of directors at the Company’s annual meeting of stockholders on April 28, 2011 (the “Annual Meeting”).

Amendment and Restatement of Equity and Incentive Compensation Plan.

The Company’s stockholders approved The Hershey Company Equity and Incentive Compensation Plan, Amended and Restated as of February 22, 2011, (the “Plan”), at the Annual Meeting.  The text of the Plan was included as Appendix B to the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on March 15, 2011 (the “Proxy Statement”), and a detailed description of the Plan was included on pages 87 to 99 of the Proxy Statement. The Plan and the description of the Plan, as included in the Proxy Statement, are listed as Exhibit 10.1 and Exhibit 10.2 hereto, respectively, and are incorporated herein by reference.  The description of the Plan incorporated as Exhibit 10.2 hereto is qualified in its entirety by reference to the full text of the Plan as incorporated as Exhibit 10.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders

Proposal No. 1.  The following directors were elected by the holders of Common Stock and Class B Common Stock, voting together without regard to class, as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Robert F. Cavanaugh	697,471,773	20,900,152	24,859,247
James M. Mead	716,355,845	2,016,080	24,859,247
James E. Nevels	697,986,545	20,385,380	24,859,247
Anthony J. Palmer	717,185,054	1,186,871	24,859,247
Thomas J. Ridge	716,475,596	1,896,329	24,859,247
David L. Shedlarz	708,228,275	10,143,650	24,859,247
David J. West	716,593,226	1,778,699	24,859,247

The following directors were elected by the holders of the Common Stock voting separately as a class, as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Pamela M. Arway	108,003,845	10,166,050	24,797,177
Charles A. Davis	116,739,589	1,430,306	24,797,177

Proposal No. 2.  Holders of the Common Stock and the Class B Common Stock, voting together, ratified the appointment of KPMG LLP as the Company’s independent auditors for 2011, by the votes set forth as follows:

Votes For	Votes Against	Abstain
740,289,179	2,706,955	235,038

Proposal No. 3.  Holders of the Common Stock and the Class B Common Stock, voting together, approved on a non-binding advisory basis the Company’s executive compensation as described in the Proxy Statement, by the votes set forth as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
707,613,756	9,078,276	1,679,893	24,859,247

Proposal No. 4.  Holders of the Common Stock and the Class B Common Stock, voting together, cast the following non-binding advisory votes regarding the frequency of future advisory votes on executive compensation:

1 Year	2 Years	3 Years	Abstain
706,903,072	672,441	9,383,573	1,412,839

Proposal No. 5.  Holders of the Common Stock and the Class B Common Stock, voting together, approved The Hershey Company Equity and Incentive Compensation Plan, Amended and Restated as of February 22, 2011, by the votes set forth as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
694,959,092	22,522,737	890,096	24,859,247

No other matters were submitted for stockholder action.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits
10.1
The Hershey Company Equity and Incentive Compensation Plan, Amended and Restated as of February 22, 2011, incorporated by reference from Appendix B to The Hershey Company proxy statement filed March 15, 2011.

	10.2	Description of The Hershey Company Equity and Incentive Compensation Plan, incorporated by reference from pages 87 to 99 of The Hershey Company proxy statement filed March 15, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 3, 2011

THE HERSHEY COMPANY
By: /s/ Humberto P. Alfonso
Humberto P. Alfonso Senior Vice President, Chief Financial Officer